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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 June 22, 1999
               Date of Report (Date of earliest event reported)

                    QWEST COMMUNICATIONS INTERNATIONAL INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                   000-22609                  84-1339282
(State of other jurisdiction        (Commission               (IRS employer
      of incorporation)              file no.)              identification no.)


             700 Qwest Tower
          555 Seventeenth Street
             Denver, Colorado                                     80202
 (Address of principal executive offices)                      (Zip code)

                                (303) 291-1400
                        Registrant's telephone number,
                              including area code
                                Not applicable
            (Former name or address, if changed since last report)


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Item 5.  Other Events.

     On June 22, 1999, Qwest Communications International Inc., a Delaware corporation ("Qwest"), issued a press release in connection with a letter it delivered on June 22, 1999 to Mr. Solomon D. Trujillo, Chairman, President and Chief Executive Officer of U S WEST, Inc., a Delaware corporation ("U S WEST"). A copy of the Qwest press release, dated June 22, 1999, which includes the letter delivered to Mr. Trujillo, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to complete the network on schedule and on budget, financial risk management and future growth subject to risks, Qwest's ability to achieve Year 2000 compliance, and adverse changes in the regulatory or legislative environment. This release and the attachments include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in this release and the attachments are based on publicly available information regarding U S WEST and Frontier. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or such publicly available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1 -- Press release of the Registrant, dated June 22, 1999.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         QWEST COMMUNICATIONS
                                             INTERNATIONAL INC.



                                         By: /s/ Robert S. Woodruff
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                                             Name:  Robert S. Woodruff
                                             Title: Executive Vice President -
                                                    Finance and Chief Financial
                                                    Officer

June 22, 1999

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                                 EXHIBIT INDEX

Exhibit 99.1 -- Press release of the Registrant, dated June 22, 1999.


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